Other Receivables	12 Months Ended
Dec. 31, 2015
Moleculin, LLC [Member]
Loans, Notes, Trade and Other Receivables Disclosure [Text Block]
Note 2 – Other Receivables

On October 27, 2010, the Company entered into a Patent and Technology Development and License Agreement with Dermin, Sp. Zo. O. (“Dermin”), a Polish limited liability company, to assist in the development and commercialization of certain pharmaceutical products within a described licensed territory in exchange for royalty payments. On December 19, 2011, the Company advanced $200,000 to Dermin providing funding assistance to Dermin’s efforts in developing and commercializing these pharmaceutical products in and around the Poland European region. Further, throughout the year 2012, the Company paid $32,300 of expenses on behalf of Dermin. As of December 31, 2014, the Company had $232,300 long-term note receivable from Dermin which was collected in August 2015.